UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   December 20, 2013

Datawatch Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

Quorum Office Park
271 Mill Road
Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant

(a)	Previous Independent Registered Public Accounting Firm

On December 20, 2013, Datawatch Corporation (the “Company”) dismissed Marcum LLP as the independent registered public accounting firm of the Company.  The dismissal of Marcum LLP was approved by the Company’s Audit Committee.

The reports of Marcum LLP on the Company’s financial statements as of and for the fiscal years ended September 30, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended September 30, 2013 and 2012 and through December 20, 2013 there were no disagreements with Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Marcum LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years. During the Company’s fiscal years ended September 30, 2013 and 2012 and through December 20, 2013 there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the disclosures herein to Marcum LLP and requested that Marcum LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 23, 2013, is filed as Exhibit 16.1 to this Form 8-K.

(b)	New Independent Registered Public Accounting Firm

On December 20, 2013, the Company’s Audit Committee engaged McGladrey LLP as its new independent registered public accounting firm to audit the Company’s financial statements for the Company’s fiscal year ending September 30, 2014. The decision to engage McGladrey LLP as the Company’s independent registered public accounting firm was the result of a competitive selection process.

Prior to the engagement of McGladrey LLP, neither the Company nor anyone on behalf of the Company consulted with McGladrey LLP during the Company’s fiscal years ended September 30, 2013 and 2012 and through December 20, 2013, in any manner regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following Exhibit is furnished as part of this report:

Exhibit No.	Description

16.1	Letter of Marcum LLP, dated December 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

By:	/s/ James Eliason
Name:	James Eliason
Title:	Chief Financial Officer

Date: December 26, 2013

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Marcum LLP, dated December 23, 2013.